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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) December 14, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                                  000-51859                     98-0372780
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(State or Other Jurisdiction           (Commission                 (IRS Employer
of Incorporation)                      File Number)          Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Director.

On December 14, 2007, Dr. Michel A. Amsalem announced his retirement as a director of Electronic Sensor Technology, Inc. (the "Registrant") for personal reasons to the board of directors of the Registrant, effective as of such date.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: December 20, 2007          By:  /s/ Philip Yee
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                                 Name:  Philip Yee
                                 Title: Secretary, Treasurer and Chief Financial
                                        Officer